NOVEMBER 12, 2015

SUPPLEMENT TO

HARTFORD MODERATE ALLOCATION FUND

(A SERIES OF THE HARTFORD MUTUAL FUNDS, INC.)

SUMMARY PROSPECTUS DATED MARCH 1, 2015, AS LAST SUPPLEMENTED AUGUST 13, 2015

Effective as of December 1, 2015, Hartford Funds Management Company, LLC (“HFMC”) will assume day-to-day management of Hartford Moderate Allocation Fund (the “Fund”) and Vernon J. Meyer and Allison Mortensen will each serve as portfolio managers to the Fund.  As of the same date, Wellington Management Company LLP (“Wellington Management”) will no longer serve as the sub-adviser to the Fund. In connection with the termination of Wellington Management, HFMC has determined to reallocate the Fund’s assets among the Hartford Funds (the “Underlying Funds”).  HFMC expects that the re-allocation will occur over time. As a result of the re-allocation, the Fund will experience higher portfolio turnover and may indirectly incur higher transaction costs.  These effects may have an adverse impact on Fund performance and may lead to the recognition of capital gains by shareholders. Effective as of December 1, 2015, the above referenced Summary Prospectus is revised as follows:

1.                                      All references to “the sub-adviser” in the section entitled “MAIN RISKS” in the Summary Prospectus are deleted and replaced with “the Investment Manager.”

2.                                      Under the heading “PRINCIPAL INVESTMENT STRATEGY” in the Summary Prospectus, the disclosure is deleted and replaced with the following:

The Fund seeks to meet its investment objective through investment in a combination of other Hartford Funds, including fixed income funds, equity funds and funds that may have exposures to alternative asset classes, including commodities (the “Underlying Funds”).  The Fund may also invest in one or more unaffiliated money market funds, exchange-traded funds (“ETFs”) and/or exchange-traded notes (“ETNs”).  Hartford Funds Management Company, LLC (the “Investment Manager”), the Fund’s investment manager, anticipates allocating approximately 45%-75% of the Fund’s assets to the equity component and approximately 25%-55% of the Fund’s assets to the fixed income component.  The Investment Manager may change these target allocations depending on its analysis of global financial markets and macro-economic trends.  The Investment Manager regularly reviews and adjusts the allocations to favor investments in those Underlying

Funds that it believes will provide the most favorable outlook for achieving the Fund’s investment objective.

The equity component is generally comprised of domestic, global and international equity funds and/or equity related investments.  The fixed income component is generally comprised of fixed income funds investing in several asset classes of varying credit quality and duration profiles and/or fixed income related investments. The Fund may also invest in Underlying Funds, ETFs or ETNs that allocate to alternative asset classes, including commodities.

The Underlying Funds use a broad array of investment strategies. The Underlying Funds may invest in many types of instruments, including but not limited to equity and equity related securities across the market capitalization spectrum, corporate and sovereign bonds of varying credit quality and duration, money market instruments and derivatives. The debt securities in which certain Underlying Funds may invest include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade (also referred to as “junk bonds”), and unrated securities determined to be of comparable quality.  The Underlying Funds may invest in domestic and foreign securities.

3.                                      Under the heading “PAST PERFORMANCE” in the Summary Prospectus, the following replaces the second bullet point in its entirety:

•     Include the Fund’s performance when the Fund pursued a modified strategy and was managed by sub-advisers

4.                                      The following rows are added to the table under the heading “AVERAGE ANNUAL TOTAL RETURNS - Average annual total returns for periods ending December 31, 2014” in the Summary Prospectus:

Average annual total returns for periods ending December 31, 2014
(including sales charges)

	1 Year	5 Years	10 Years
Russell 3000 Index** (reflects no deduction for fees, expenses or taxes)	12.56%	15.63%	7.94%
MSCI All Country World ex USA Index** (reflects no deduction for fees, expenses or taxes)	-3.43%	4.89%	5.59%
New Moderate Allocation Fund Blended Index** (reflects no deduction for fees, expenses or taxes)	6.68%	9.22%	6.56%

** Effective December 1, 2015, the Fund’s equity benchmark has changed from the MSCI All Country World Index to the Russell 3000 Index and the MSCI All Country World ex USA Index. The New Moderate Allocation Fund Blended Index is calculated by the Investment Manager and represents the weighted return of 40% Barclays U.S. Aggregate Bond Index, 40% Russell 3000 Index and 20% MSCI All Country World ex USA Index. The Investment Manager believes the new benchmarks better reflect the Fund’s revised investment strategy.

5.                                      The section entitled “MANAGEMENT” in the Summary Prospectus is replaced in its entirety with the following:

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.

Portfolio Manager	Title	Involved with Fund Since
Vernon J. Meyer, CFA	Managing Director and Chief Investment Officer	2015
Allison Mortensen, CFA	Head of Multi-Asset Solutions and Portfolio Manager	2015

This Supplement should be retained with your Summary Prospectus for future reference.

HV-7251	November 2015